Exhibit 10.3

Congratulations, On Your Preliminary Offer!

Dear EMMAUS MEDICAL, INC.,

This preliminary oﬀer is based on a preliminary review and is not guaranty or commitment that FUNDKITE will consummate a transaction. Complete contracts and documentation described herein must be provided for underwriting review before FUNDKITE will enter into a transaction. Any misrepresentation in the application submitted to FUNDKITE or adverse change may void this preliminary oﬀer. This preliminary oﬀer is subject to change or cancellation if requested transaction no longer meets applicable requirements.

Please take your time to go over the below details and complete your documents.

YOUR FUNDING DETAILS

Amount Paid to You (Purchase Price): $507,400.00

Service Fees: $15,407.00 Disbursement Amount: $491,993.00 Purchased Amount: $700,212.00 Remittance Percentage: 4%

Initial Estimated Delivery Amount (Weekly ): $21,881.63

CREDIT AUTHORIZATION TO FUNDKITE AND RELATED ENTITIES

EMMAUS MEDICAL, INC. (hereinafter “you” “your” and “yours”) You understand that by signing this notice, you are providing “written instructions” under the Fair Credit Reporting Act to AKF Inc. dba FundKite (“FUNDKITE”), thereby authorizing FUNDKITE to obtain information from your personal consumer credit report and business credit proﬁle and/or other information from TransUnion, Experian, Equifax, Thompson Reuters Clear and/or LexisNexis. You hereby authorize FUNDKITE to obtain such information to conﬁrm your identity to avoid fraudulent transactions in your name, determine prequaliﬁcation for a commercial transaction or any other lawful purpose covered under the Fair Credit Reporting Act.

Principal Owner:

Print Name: YUTAKA NIIHARA

Signature:

REVENUE PURCHASE AGREEMENT

PURCHASE AND SALE OF FUTURE RECEIPTS (the “Agreement”)

Dated MARCH 14, 2023, Between AKF Inc, DBA FundKite, located at 88 Pine Street, th Floor, New York NY 10005 hereafter known as ("BUYER"), the ("SELLER") listed below and each guarantor identiﬁed below (each a "Guarantor")

(“THE SELLER”) MERCHANT INFORMATION

Seller's Legal Name: EMMAUS MEDICAL, INC. DBA:

Physical Address: 21250 HAWTHORNE BLVD., SUITE 800, TORRANCE, CA 90503

Mailing Address: 21250 HAWTHORNE BLVD., SUITE 800, TORRANCE, CA 90503

Primary Telephone: 1-310-214-0065 Business Website: https://www.emmausmedical.com/

Type of entity: Corporation State of Incorporation: DE

Tax Id Number: Date Business Started: 11/19/2003

Name of Primary Authorized Signer: YUTAKA NIIHARA Position or Title: CEO

Email for Owner:

Price: $507,400.00

(The agreed upon Purchase Price for the Receipts sold by SELLER to BUYER)

Service Fees: $15,407.00

(See Appendix A for breakdown of fees)

Disbursement Amount: $491,993.00

(The dollar amount BUYER will pay to SELLER after deducting Service Fees)

Purchased Amount: $700,212.00

(The dollar value of the Receipts being sold and delivered to BUYER from SELLER)

Remittance Percentage: 4%

(The percentage of Receipts SELLER agrees to remit to BUYER each week.

Initial Estimated Delivery Amount (Weekly): $21,881.63

(The dollar amount to be debited each week. from the SELLER's bank account as described below, subject to reconciliation)

Reconciliation Frequency: Monthly

*Reconciliation may result in an adjustment to the Initial Estimated Delivery Amount

Designated Bank Account (the “Designated Account”)

Name of Bank: ABA Transit/Routing #: Checking Account # :

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Upon the terms and subject to the conditions set forth in this Agreement, DBA hereby sells, assigns and transfers to AKF Inc. DBA Fundkite (“FUNDKITE” and “BUYER") in consideration for the funds provided (the “PURCHASE PRICE”), all of Seller's future sales, accounts, contract rights and other obligations and entitlements arising from or relating to the payment of monies from Seller's customers and/or third-party payers and the proceeds thereof including, but not limited to all payments made by cash, check, electronic transfer or other form of monetary payment in the course of the Seller's business (the “Receipts”), in the amount speciﬁed above (the “Purchased Amount”) to be delivered by the percentage of Receipts speciﬁed above (the "Remittance Percentage") until the Purchased Amount has been delivered by SELLER to BUYER. (SELLER and BUYER shall collectively be referred hereinafter to as the “PARTIES”).

SELLER shall deliver the Remittance Percentage of Receipts to BUYER, until such time as BUYER receives full delivery of the Purchased Amount and any outstanding fees in accordance with Appendix A hereto. SELLER hereby authorizes BUYER to ACH Debit the initial estimated and adjusted delivery amounts from the Designated Account stated above (each a “Delivery Date”) and will provide BUYER with access codes and monthly bank statements thereto. SELLER will be held responsible for any fees incurred by BUYER resulting from a rejected ACH attempt or an Event of Default, all such fees are outlined in Appendix A. BUYER is not responsible for any overdrafts or rejected transactions that may result from BUYER ACH debiting the speciﬁed remittances under the terms of this Agreement.

SELLER has elected to have BUYER debit the Initial Estimated Delivery Amount Weekly , therefore SELLER shall deliver Receipts once each week on a weekly basis.. The Initial Estimated Delivery Amount is intended to represent the Remittance Percentage of SELLER's actual Receipts prior to the date of this Agreement.

A list of all fees applicable under this Agreement is outlined in Appendix A. SELLER agrees to pay all fees as described therein.

I.
TERMS OF ENROLLMENT IN PROGRAM

1.1
SELLER Deposit Account. SELLER shall deposit all Receipts into the Designated Account with a bank acceptable to BUYER. SELLER shall provide BUYER and/or its authorized agent with all of the information, authorization, and passwords reasonable and necessary for verifying SELLER's receivables, Receipts, and deposits into the Designated Account. SELLER authorizes BUYER and/or its agent to withdraw the Remittance Percentage or Initial Estimated/Adjusted Delivery Amount from the Designated Account. The authorization shall be irrevocable without the written consent of the BUYER. For the duration of this Agreement, SELLER shall have the use and enjoyment of Receipts above the Remittance Percentage to be delivered to BUYER. Additionally, the Remittance Percentage of Receipts are to be held in trust in the Designated Account for the beneﬁt of BUYER and SELLER shall have no legal or equitable interest in said Receipts. Upon an Event of Default, the Remittance Percentage shall equal 100% of all Receipts.

1.2
Non-Recourse Sale of Future Receipts (THIS IS NOT A LOAN). SELLER is selling a portion of Receipts to BUYER at a discount, not borrowing money from BUYER. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by BUYER. BUYER is taking the risk that Receipts may be remitted more slowly than BUYER may have anticipated or projected because SELLER's business has slowed down, or the full Purchased Amount may never be remitted because SELLER's business ﬁled a Chapter 7 liquidation or otherwise ceased operations in the ordinary course of business. BUYER is buying the Purchased Amount of Receipts knowing the risks that SELLER's business, despite SELLER's reasonable eﬀorts, may slow down or fail, and BUYER assumes these risks based on SELLER's representations, warranties, and covenants in this Agreement that are designed to give BUYER a reasonable and fair opportunity to receive the beneﬁt of its bargain. By this Agreement, SELLER transfers to BUYER full and complete ownership of the Purchased Amount of Receipts and SELLER retains no legal or equitable interest therein. SELLER will treat the Purchase Price and Purchased Amount in a manner consistent with a sale in its accounting records and tax returns. BUYER is entitled to audit SELLER's accounting records upon reasonable notice in order to verify compliance. SELLER waives any rights of privacy, conﬁdentiality or taxpayer privilege in any such litigation or

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arbitration in which SELLER asserts that this transaction is anything other than a purchase and sale of future Receipts.

1.3
Reconciliation. For the convenience of the parties, the initial amount to be withdrawn from the Designated Account on each Delivery Date will be equal to the Initial Estimated Delivery Amount. Buyer has calculated the Initial Estimated Delivery Amount based on Seller’s actual Receipts prior to the date of this Agreement, determined by Buyer based on a review of Banking Records provided by Seller. “Banking Records” may include bank statements, accounts receivables reports, credit card receipts, and view-only access to business bank accounts.

Buyer will review Seller’s Banking Records for each Review Period that occurs during the course of this Agreement so long as such records are provided to Buyer. Buyer will request that Seller’s Banking Records be provided each month. If Seller fails or refuses to provide Banking Records in response to Buyer’s request, Buyer shall not be obligated to conduct such a review. For this purpose, the “Review Period” is one month, beginning on the ﬁrst of the month and ending on the last day of the month. Buyer will calculate Seller’s actual Receipts based solely upon a review of the Banking Records made available to Buyer for the applicable Review Period. Absent manifest error, Buyer’s calculation of Seller’s actual Receipts for any Review Period shall be conclusive. Buyer’s calculation of Seller’s actual Receipts will take place on or around the 12th calendar day following the end of the Review Period (the “Calculation Date”).

The parties agree to adjust the Initial Estimated Delivery Amount so that subsequent withdrawals from the Designated Account are equal to the Remittance Percentage of the actual Receipts collected by Seller during a prior Review Period, as determined by Buyer on the Calculation Date. Each such adjustment is referred to herein as an “Adjusted Delivery Amount.”

On each Delivery Date following a Calculation Date, the amount withdrawn from the Designated Account shall be equal to the Adjusted Delivery Amount. If on any Calculation Date, the Buyer is unable to determine Seller’s actual Receipts for the applicable Review Period, the parties agree that the Adjusted Delivery Amount shall be based on the actual Receipts from the most recent Review Period for which Buyer was able to determine Seller’s actual Receipts.

Seller hereby agrees to provide Buyer with such Banking Records as Buyer may reasonably require to calculate Seller’s actual Receipts, including authorization to have “view-only” access to all business bank accounts to accommodate the reconciliations. Seller shall maintain this view-only access at all times and shall provide Buyer with any updated password, login, and account information Buyer may require for this purpose.

1.4
Processing Trial and BUYER’S Acceptance of Agreement. Prior to paying the Disbursement Amount to SELLER, BUYER shall have the right to instruct the credit/debit card processor used by SELLER for conducting its business to conduct a processing trial (a “Processing Trial”) to determine whether settlement amounts of Receipts will be processed, reported and paid as contemplated under this Agreement. SELLER agrees that BUYER will make its ﬁnal decision, in its sole and absolute discretion and with or without regard for the results of the Processing Trial, whether to purchase the Purchased Amount of Receipts after completing the Processing Trial or opting not to conduct a Processing Trial, and any underwriting conducted by BUYER. If BUYER elects to purchase the Purchased Amount of Receipts, BUYER will pay the Disbursement Amount to SELLER, and SELLER's obligations hereunder to deliver the Purchased Amount shall commence immediately. The obligation of BUYER under this Agreement will not be eﬀective unless and until BUYER has completed its review of the SELLER and has accepted this Agreement by delivering the Disbursement Amount.

1.5
Financial Condition. SELLER authorizes BUYER and its agents to investigate their ﬁnancial responsibility and history, and will provide to BUYER any ﬁnancial or bank statements, tax returns, credit card statements and accounts receivable reports, and view-only access to any business bank account maintained by SELLER, as BUYER deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of ﬁnancial information. BUYER is authorized to require Seller to provide updated information and ﬁnancial proﬁles from time to time as it deems appropriate.

AKF Inc DBA FundKite © 2023 All Rights Reserved

1.6
Transactional History. SELLER authorizes BUYER to obtain SELLER's banking or processing transactions and activity to verify information provided by Seller in connection with the performance of this program.

1.7
Indemniﬁcation. SELLER indemniﬁes and hold harmless BUYER, Processor, any and each of SELLER's, and any Account Debtors, their oﬃcers, directors, attorneys, assigns, agents and shareholders against all loses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred, resulting from (a) all claims asserted by BUYER and its agents for amounts owed to BUYER from SELLER and (b) actions taken by Processor, SELLER’s Banks and Account Debtors in reliance upon any information or instructions provided by BUYER and (c) litigation with SELLER and Guarantor(s). SELLER agrees to indemnify and hold harmless BUYER its oﬃcers, directors, attorneys, assigns, agents and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney’s fees) that they may have of any kind arising out of or related to the Agreement and enforcement of BUYER’s remedies thereunder.

1.8
No Liability. In no event will BUYER and its agents, attorneys, assigns or aﬃliates be liable for any claims asserted by SELLER or Guarantor(s) under any legal theory for lost proﬁts, lost revenue, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is knowingly and voluntarily waived by SELLER or Guarantor(s). In the event these claims are nonetheless raised, SELLER and Guarantor(s) will be jointly liable for all of BUYER's attorney's fees and expenses resulting therefrom.

1.9
Reliance on Terms. Notwithstanding the fact that Processor, SELLER’s bank, Guarantor(s)'s bank and Account Debtors, and their aﬃliates, are not parties to this Agreement, Sections 1.1, 1.2, 1.3, 1.4, 1.5 1.6, 1.7, 1.8, 1.9, 1.10, 1.13, 1.14, 2.3, 2.5, 2.6, and 2.7 of this Agreement are also for the beneﬁt of BUYER, SELLER’s bank and Guarantor(s)'s bank, Account Debtors and Processor, and each of their respective oﬃcers, directors, attorneys, assigns, agents and shareholders, and these parties may rely upon these terms and raise them as a defense in any action.

1.10
Disclosure of Information. SELLER, Guarantor(s) and each person signing this Agreement on behalf of SELLER and/or as Owner or Guarantor(s), in respect of himself or herself personally authorizes BUYER to disclose information concerning SELLER, Guarantor(s)’s and each Owner's credit standing (including credit bureau reports that BUYER obtains) and business conduct to agents, aﬃliate subsidiaries, and credit reporting bureaus. SELLER and each Owner and Guarantor(s) hereby waive to the maximum extent permitted by law any claim for damages against BUYER or any of its aﬃliates relating to any (i) investigation undertaken by or on behalf of BUYER as permitted by this Agreement or

(ii) disclosure of information as permitted by this Agreement.

1.11
Publicity. SELLER and each Owner authorize BUYER to use its, his or her name in a listing of clients and in advertising and marketing materials.

1.12
D/B/A's. SELLER, Guarantor(s), and each Owner acknowledges that BUYER may be using "doing business as" or "d/b/a" names or authorized agents in connection with various matters relating to the transaction between BUYER and SELLER, including the ﬁling of UCC-1 ﬁnancing statements and other notices or ﬁling.

1.13
Bank Holidays and Other Bank Closures. BUYER will debit the Initial Estimated/Adjusted Delivery Amount only on each weekday on which SELLER’s bank is open and able to process ACH transactions.

1.14
ACH Authorization. If an ACH transaction is rejected by SELLER’s ﬁnancial institution for any reason other than a stop payment order placed by SELLER with its ﬁnancial institution, including without limitation insuﬃcient funds, SELLER agrees that BUYER may resubmit up to two times any ACH transaction that is dishonored. SELLER’s bank may charge SELLER fees for unsuccessful ACH entries. SELLER agrees that BUYER has no liability to SELLER for such fees. In the event BUYER makes an error in processing any payment or credit, SELLER authorizes BUYER to initiate ACH entries to or from the Designated Account or bank account to correct the error. SELLER acknowledges that the origination of ACH entries to and from the Designated Account or bank account must comply with applicable law and applicable network rules. SELLER agrees to be bound by the Rules and Operating Guidelines of NACHA. SELLER will not dispute any ACH transaction initiated pursuant to this Authorization, provided the transaction corresponds to the terms of this Authorization. SELLER requests the ﬁnancial institution that holds the Designated Account and bank account to honor all

AKF Inc DBA FundKite © 2023 All Rights Reserved

ACH entries initiated in accordance with this Authorization.

II.
REPRESENTATIONS, WARRANTIES, AND COVENANTS

SELLER represents warrants and covenants that as of this date and, unless expressly stated otherwise, during the course of this Agreement:

2.1
Accounts Receivables and Financial Information. SELLER's accounts receivables and payable reports, bank and ﬁnancial statements, copies of which have been furnished to BUYER, and future statements which will be furnished hereafter at the discretion of BUYER, fairly represent the performance and ﬁnancial condition of SELLER at the dates the statements are provided. All performance and ﬁnancial information provided to BUYER by SELLER and any Guarantor(s) is truthful, complete and accurate as of the date of this Agreement. BUYER may request Banking Records at any time during the performance of this Agreement and the SELLER shall provide them to BUYER within 5 business days. SELLER's failure to do so is a material breach of this Agreement.

2.2
Government Approvals. SELLER is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own operate and lease its properties and to conduct the business in which it is presently engaged.

2.3
Authorization. SELLER, and the persons(s) signing this Agreement on behalf of SELLER and Guarantor(s), have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4
Maintenance of Designated Account. SELLER will not voluntarily change, alter, close or divert Receipts from SELLER’s Designated Account, or take any other voluntarily action that has any adverse eﬀect upon Seller’s obligations under this Agreement without BUYER’s prior written consent. Any such change, interruption or diversion of Receipts shall be a material breach of this Agreement.

2.5
Electronic Check Processing Agreement. SELLER will not change its payment processor and terminals, or change its ﬁnancial institution or bank account(s).

2.6
Change of Name, Location or Type of Business. SELLER will not conduct SELLER's business, or any similar business, under any name other than as disclosed to the Processor and BUYER or change the type of business it operates or any of its places of business without prior written consent from BUYER. Such change made without the prior written consent of BUYER shall be a material breach of this Agreement.

2.7
Daily Batch Out. SELLER will batch out receipts with the Processor on a daily basis and shall deposit all proceeds of batches to the Designated Account on a daily basis.

2.8
Estoppel Certiﬁcate. SELLER will at any time, and from time to time, upon at least one (1) day's prior notice from BUYER to SELLER execute, acknowledge and deliver to BUYER and/or to any other person, ﬁrm or corporation speciﬁed to BUYER a statement certifying that this Agreement is unmodiﬁed and in full force and eﬀect (or, if there have been modiﬁcations, the same is in full force and eﬀect as modiﬁed and stating the modiﬁcations) and stating the dates on which the Purchased Amount or any portion thereof has been delivered.

2.9
No Bankruptcy or Assignment. As of the date of this Agreement, SELLER does not contemplate and has not ﬁled any petition for bankruptcy protection or assignment for the beneﬁt of creditors, and there has been no involuntary petition or receivership brought or pending against SELLER. SELLER further warrants that as of the date of this Agreement, Seller does not anticipate ﬁling any such bankruptcy petition and has no knowledge of or reason to believe any creditor has any cause to ﬁle an involuntary petition or receivership as against SELLER.

2.10
Working Capital Funding. At any time either contemporaneous with or after the execution of this Agreement, SELLER shall not, unless permitted in writing by BUYER, enter into any arrangement, agreement, or a loan that relates

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to or encumbers Seller’s Receipts or future revenue with any party other than BUYER.

2.11
Unencumbered Receipts. SELLER warrants that, unless otherwise disclosed in writing to BUYER prior to the date of this Agreement, it has good, complete and marketable title to all of its Receipts free and clear of any and all liabilities, liens, claims, changes, restriction, conditions, options, rights, mortgages, security, interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of BUYER.

2.12
Business Purposes. SELLER is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and SELLER is entering into this Agreement for business purposes and not for consumer, personal, family or household purposes.

2.13
Defaults Under Other Contracts. SELLER's execution of and/or performance under this Agreement will not cause or create an event of default by SELLER under any contract with another person or entity.

2.14
Bank Account. SELLER represents and warrants that (i) any bank account disclosed by SELLER (including but not limited to the Designated Account) to BUYER is SELLER’s bank account; (ii) the person executing this Authorization on behalf of SELLER is an authorized signer on the bank account and has the power and authority to authorize BUYER to initiate ACH transactions to and from the bank account; and (iii) the bank account is a legitimate, open, and active bank account used solely for business purposes and not for personal, family or household purposes.

III.
EVENTS OF DEFAULT AND REMEDIES

3.1
Events of Default. If Seller violates any term or covenant in this Agreement, it shall constitute an "Event of Default" hereunder, including but not limited to the following:

a)
Any representation or warranty by SELLER in this Agreement proves to have been incorrect, false or misleading in any material respect when made;
b)
SELLER refuses to deliver the Remittance Percentage of its Receipts as required by this Agreement;
c)
SELLER refuses to provide reasonable and necessary access to SELLER's Banking Records;
d)
SELLER voluntarily transfers, assigns or sells its Receipts, without prior written consent of BUYER
e)
SELLER voluntarily transfers, assigns or sells all or substantially all of SELLER’s assets, without prior written consent of BUYER;
f)
SELLER voluntarily transfers, assigns or sells, all or any portion of, its shares or membership interests in the business without the prior written consent of BUYER.
g)
SELLER fails to continue operations in the ordinary course of business with the intent to avoid delivering the Receipts to BUYER;
h)
SELLER uses multiple depository accounts without prior written consent of BUYER;
i)
SELLER changes its Designated Account or payment card processor without prior written consent of BUYER;
j)
BUYER is unable, at any time, to successfully debit the Designated Account due to any "block" placed on BUYER's debits by or at the behest of SELLER;
k)
SELLER voluntarily interrupts or diverts Receipts from SELLER’s Designated Account with the intent to avoid delivering Receipts to BUYER;

3.2
Remedies. If any Event of Default occurs and is not waived pursuant to Section 4.4 hereof, the Remittance Percentageshall equal 100% and the full uncollected Purchased Amount of all Receipts plus all fees and charges (including reasonable attorney’s fees, costs and default fees) due under this Agreement will become due and payable in full. BUYER may proceed to protect and enforce its rights or remedies by suit in equity or by action at law or both, whether for the speciﬁc performance of any event, agreement or other provision contained herein, or to enforce the discharge of SELLER's obligations or any other legal or equitable right or remedy. Subject to Arbitration, as provided in Section 4.14 of this Agreement, all rights, powers, and remedies of BUYER in connection with this Agreement may be

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exercised at any time by BUYER after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3
Costs. SELLER and Guarantor(s) shall pay to BUYER all reasonable costs associated with (a) any Event of Default, and (b) the enforcement of BUYER's remedies, including but not limited to court costs and attorneys' fees.

3.4
Required Notiﬁcations. SELLER is required to give BUYER three (3) days prior written notice of intent to change the Designated Account with updated account information attached to the notice. SELLER is required to give BUYER ten

(10) days' written notice of the intent to sell, assign or transfer all or substantially all of the SELLER's assets or stock and shall provide BUYER in writing the name, address, phone number, email address and facsimile number of the proposed assignee, transferee or buyer’s legal representative or owner.

3.5
Security Interest. The parties agree and understand this purchase and sale transaction is governed by Article 9 of the Uniform Commercial Code (the “UCC”) and BUYER has a security interest in the Receipts purchased. Pursuant to UCC Article 9, BUYER has a security interest in all (a) SELLER’s present and future Accounts, and General Intangibles, as such terms are deﬁned in the UCC, now owned or hereafter owned or acquired by SELLER; and (b) all proceeds, as that term is deﬁned in Article 9 of the UCC (a and b collectively, the “Collateral”). The security interests created by this transaction and evidenced by this Agreement shall secure all of the BUYER’s entitlements under this or any other agreement now existing or later entered into between SELLER and BUYER or an aﬃliate of BUYER. SELLER authorizes BUYER to ﬁle one or more UCC-1 forms consistent with the UCC in order to give notice that the Purchased Amount of Future Receipts is the sole property of BUYER. BUYER may notify Account Debtors and/or other persons obligated on the Receipts or Accounts, of SELLER’s sale of the Receipts and may instruct them to make payment or otherwise render performance to or for the beneﬁt of BUYER. SELLER authorizes BUYER to debit the Designated Account and all other business bank accounts of SELLER for all costs incurred by BUYER associated with the ﬁling, amendment or termination of any UCC ﬁlings.

3.6
Negative Pledge. SELLER agrees not to create, incur, or assume, directly or indirectly, any lien on or with respect to any of the Collateral (as deﬁned in section 3.5 above), as applicable.

IV.
MISCELLANEOUS.

4.1
Modiﬁcations. No modiﬁcation, amendment, waiver or consent of any provision of this Agreement shall be eﬀective unless the same shall be in writing and signed by BUYER.

4.2
Assignment. BUYER may assign, transfer or sell its right to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part. The parties have entered into this Agreement in the State of New York and the Parties further agree that

BUYER is the absolute owner of Receipts in consideration of the funds provided. Fundkite may act as the lead purchaser for itself and other co-investors making FUNDKITE on behalf of itself and all co-investors collectively “FUNDKITE” and “BUYER”.

4.3
Notices. All notices as required by Section 3.4 hereunder shall be delivered by certiﬁed mail; return receipt requested to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become eﬀective only upon receipt. All other notices, requests, consent, demands, and other communications may be made in writing sent by regular mail and/or electronic mail to SELLER and to BUYER.
4.4
Waiver of Remedies. No failure on the part of BUYER to exercise and no delay in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any other right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. Subject to Arbitration, as provided in section 4.14 of this Agreement, the remedies provided hereunder are cumulative and not exclusive to any remedies provided by law or equity.

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4.5
Phone Recordings and Contact. SELLER and each Guarantor(s) agree that any call between them and BUYER and its owners, managers, employees and agents may be recorded and/or monitored. Furthermore, SELLER and Guarantor(s) acknowledge and agree that: (i) they have an established business relationship with BUYER, its managers, employees and agents (collectively, the “BUYER Parties”) and that SELLER and Guarantor(s) may be contacted by any of the BUYER Parties from time-to-time regarding SELLER’s performance of its obligations under this Agreement or regarding other business transactions; (ii) they will not claim that such communications and contacts are unsolicited or inconvenient; and (iii) any such contact may be made by any of the BUYER Parties in person or at any phone number (including mobile phone number), email addresses, or facsimile number belonging to SELLER and Guarantor(s)’s oﬃce, or its owners, managers, oﬃcers, or employees.

4.6
Binding Eﬀect; This Agreement shall be binding upon and inure to the beneﬁt of SELLER, BUYER, and their respective successors and assigns, except that SELLER shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of BUYER which consent may be withheld in BUYER's sole discretion. BUYER reserves the right to assign this Agreement with or without prior written notice to SELLER.

4.7
Governing Law, Venue, and Jurisdiction. Except as set forth in the Arbitration section, this Agreement shall be governed by or constructed in accordance with the laws of the state of New York, without regard to any applicable principles of conﬂicts of law. Any suit, action, or proceeding arising out of any disputes between the SELLER, Guarantor(s) and the BUYER, its aﬃliates agents, attorneys and assigns herein, or arising out of the Agreement hereunder, or the interpretation, performance or breach hereof, shall if BUYER so elects, be instituted in any court sitting in New York State, (the "Acceptable Forums"). SELLER and each Guarantor(s) agree that the Acceptable Forums are convenient to it/them and submit to the jurisdiction of the Acceptable Forums and waive any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, SELLER and each Guarantor(s) waive any right to oppose any motion or application made by BUYER to transfer and/or dismiss such proceeding.

4.8
Survival of Representation, etc. All representations, warranties and covenants herein shall survive the full execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisﬁed in full.

4.9
Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be aﬀected or impaired. Any provision hereof prohibited by law shall be ineﬀective only to the extent of such prohibition without invalidating the remaining provisions of this Agreement.

4.10
Entire Agreement. This Agreement and any Guaranty embody the entire agreement between SELLER and BUYER and Guarantor(s) and supersede all prior agreements and understanding relating to the subject matter hereof.

4.11
JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART, OR THE ENFORCEMENT THEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH PARTY AGREES TO THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.12
CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

AKF Inc DBA FundKite © 2023 All Rights Reserved

4.13
SERVICE OF PROCESS. SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES PERSONAL SERVICE OF LEGAL PROCESS AND ANY OBJECTION TO THE ABSENCE OF PERSONAL SERVICE OF PROCESS AND HEREBY AGREES TO ACCEPT SERVICE OF LEGAL PROCESS BY (I) ELECTRONIC MAIL SENT TO SELLER’S EMAIL ADDRESS PROVIDED TO BUYER BY SELLER ("LAST KNOWN EMAIL ADDRESS OF SELLER”), (II) UNITED STATES POSTAL SERVICES FIRST CLASS OR CERTIFIED MAIL SENT TO SELLER’S MAILING ADDRESS PROVIDED TO BUYER BY SELLER ("LAST KNOWN ADDRESS OF SELLER”), OR (III) BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. SELLER UNDERSTANDS AND AGREES THAT AN ACTION, LAWSUIT, OR CONTROVERSY MAY BE TAKEN UP AND CONSIDERED BY A COURT WITHOUT ANY FURTHER NOTICE. SERVICE OF PROCESS SHALL BE EFFECTIVE UPON SENDING / MAILING OF SERVICE OF PROCESS BY BUYER ("SERVICE DATE”). SELLER SHALL NOTIFY BUYER OF ANY CHANGE TO ITS LAST KNOWN EMAIL ADDRESS OR ITS LAST KNOWN ADDRESS FOR SERVICE. UNLESS BUYER IS NOTIFIED OF A CHANGE, BUYER’S LAST KNOWN EMAIL ADDRESS OR ITS LAST KNOWN ADDRESS SHALL BE PRESUMED TO BE ACCURATE AND VALID FOR THE PURPOSES OF SERVICE OF PROCESS AND NOTICES. THIS PROVISION SHALL SUPERSEDE ANY NOTICE REQUIREMENTS IN THE CONTRACT WITH RESPECT TO SERVICE OF PROCESS. SELLER WILL HAVE THIRTY (30) CALENDAR DAYS FROM THE SERVICE DATE OF THE SERVICE OF PROCESS HEREUNDER IN WHICH TO RESPOND. FURTHERMORE, SELLER EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.
4.14
ARBITRATION. IF BUYER, SELLER OR ANY GUARANTOR(S) REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR(S) SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR(S) DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR(S) MAY COMMENCE AN ARBITRATION PROCEEDING WITH MEDIATION AND CIVIL ARBITRATION, INC. D/B/A RAPIDRULING ("RAPID”) OR, IN CASE RAPID IS UNAVAILABLE AS ARBITRATOR AT THE TIME WHEN THE INTENT TO ARBITRATE ARISES, THE PARTIES HERETO MAY COMMENCE AN ARBITRATION PROCEEDING WITH JAMS, FORMERLY KNOWN AS JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”), OR, ALTERNATIVELY, THE PARTY INTENDING TO ARBITRATE A DISPUTE BETWEEN THE PARTIES HERETO MAY SEEK COURT’S APPOINTMENT OF AN ARBITRATOR TO ARBITRATE A DISPUTE BETWEEN THE PARTIES HERETO. BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR(S) FOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR(S) MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR(S) OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR(S) IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY RAPID OR JAMS RULES. SELLER AND THE GUARANTOR(S) AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR(S) MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR(S) AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION DEALING WITH THE PROHIBITION ON CONSOLIDATED, CLASS OR AGGREGATED CLAIMS IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID. THIS AGREEMENT TO ARBITRATE IS GOVERNED BY THE FEDERAL ARBITRATION ACT AND NOT BY ANY STATE LAW REGULATING THE ARBITRATION OF DISPUTES. THIS AGREEMENT IS FINAL AND BINDING EXCEPT TO THE EXTENT THAT AN APPEAL MAY BE MADE UNDER THE FAA. ANY ARBITRATION DECISION RENDERED PURSUANT TO THIS ARBITRATION AGREEMENT MAY BE ENFORCED IN ANY COURT WITH JURISDICTION. THE TERMS “DISPUTES” AND “CLAIMS” SHALL HAVE THE BROADEST POSSIBLE MEANING.

AKF Inc DBA FundKite © 2023 All Rights Reserved

4.15
RIGHT TO OPT OUT OF ARBITRATION. SELLER AND GUARANTOR(S)(S) MAY OPT OUT OF THIS ARBITRATION CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR(S) MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR(S) DOES NOT WANT THIS ARBITRATION CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR(S) MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT:

ARBITRATION OPT OUT,

FundKite, 88 Pine St, 24th Floor New York NY 10005.

4.16
Facsimile Acceptance. Facsimile signatures shall be deemed acceptable for all purposes.

4.17
Electronic Signatures. Electronic (digital) signatures and “DocuSign” signatures shall be deemed acceptable for all purposes.

4.18
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and suﬃcient delivery of such counterpart.

(signature pages to follow)

AKF Inc DBA FundKite © 2023 All Rights Reserved

THE "TERMS OF ENROLLMENT IN PROGRAM", APPENDIX “A” AND “GUARANTY OF PERFORMANCE” ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

Agreement of SELLER: By signing below SELLER agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the preceding and following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes, and Seller will use all funds received from Buyer to operate or grow its business.

SELLER: EMMAUS MEDICAL, INC.

Agreed to by: Signature

it's CEO (Title)

Agreement of Each Owner Guarantor(s) and Aﬃliated Business Guarantor(s): Each Owner, Guarantor and Aﬃliated Business Guarantor signing below agrees to the terms of this Agreement, including those terms and conditions on the preceding and following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes, and Seller will use all funds received from Buyer to operate or grow its business.

Sign as Owner:

Print Name: YUTAKA NIIHARA

Signature

Individual Guarantors Guarantor

Print Name: YUTAKA NIIHARA

Social Security Number

Driver's License: State Issued:

Signature

AKF Inc DBA FundKite © 2023 All Rights Reserved

Aﬃliated Business Guarantors

Guarantor: EMMAUS LIFE SCIENCES, INC.

By Signature

Print Name of Signor: YUTAKA NIIHARA Its: Owner, (Oﬃcial Position) Address: 21250 HAWTHORNE BLVD STE 800, TORRANCE, CA 90503

Tax Id #: State of Incorporation: Delaware

Guarantor: EMI HOLDING, INC.

By Signature

Print Name of Signor: YUTAKA NIIHARA Its: Owner, (Oﬃcial Position) Address: 21250 HAWTHORNE BLVD STE 800, TORRANCE, CA 90503

Tax Id #: State of Incorporation: Delaware

Guarantor: NEWFIELD NUTRITION CORPORATION

By Signature

Print Name of Signor: YUTAKA NIIHARA Its: Owner, (Oﬃcial Position) Address: 21250 HAWTHORNE BLVD STE 800 TORRANCE, CA 90503

Tax Id #: State of Incorporation: Delaware

AKF Inc DBA FundKite © 2023 All Rights Reserved

This Page Intentionally Left Blank.

AKF Inc DBA FundKite © 2023 All Rights Reserved

GUARANTY OF PERFORMANCE

A.
Buyer has purchased Future Receipts of Seller, pursuant to that REVENUE PURCHASE AGREEMENT Purchase and Sale of Future Receipts (the “Agreement”) dated, incorporated herein.

B.
The undersigned Guarantor(s) hereby are parties to the Agreement and each agrees to irrevocably, absolutely and unconditionally guarantee to BUYER, SELLER’s prompt and complete performance of the following “Guaranteed Obligations”:

1.
SELLER’s obligation not to enter into any arrangement, agreement, or a loan that relates to or encumbers Seller’s Receipts of future revenue with any party other than BYUER, unless permitted in writing by BUYER;

2.
SELLER’s representations, covenants and warranties shall be truthful, accurate and complete and shall not be misleading in any material respect when made;
3.
SELLER’s obligation to provide Banking Records to BUYER in accordance with the Agreement;
4.
SELLER’s obligation to not voluntarily transfer or sell all or substantially all of its assets, shares and/or membership interests without prior written consent of BUYER;
5.
SELLER’s obligation to not change, alter or terminate its Designated Account or payment card processor without prior written consent of BUYER;
6.
SELLER’s obligation to deliver Receipts as required by the Agreement and subject to SELLER’s right to a reconciliation, without interruption by way of “stop payment” or any "block" on BUYER's debits

Indemniﬁcation. Guarantor indemniﬁes and hold harmless BUYER against all loses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred, resulting from SELLER’s failure to perform any of the Guaranteed Obligations.

Guarantor(s) Waivers. In the event that the SELLER fails to perform any of the Guaranteed Obligations, BUYER may enforce its rights under this Guaranty against any and all Guarantor(s) without ﬁrst seeking to obtain performance from SELLER or any other Guarantor(s). BUYER is not required to notify Guarantor(s) of any of the following events and Guarantor(s) will not be released from its obligations under this Guaranty if it is not notiﬁed of: (i) SELLER’s default, or failure to perform any obligations under the Agreement; (ii) BUYER’s acceptance of the Agreement or this Guaranty; and (iii) any renewal, extension or other modiﬁcation of the Agreement or Seller’s other obligations to BUYER. In addition, BUYER may take any of the following actions without releasing Guarantor(s) from any of its obligations under this Guaranty: (i) renew, extend or otherwise modify the Agreement or SELLER’s other obligations to BUYER; and (ii) release SELLER from its obligations to BUYER. Until SELLER’s obligations to BUYER under the Agreement are satisﬁed in full, Guarantor(s) shall not seek reimbursement from SELLER or any other Guarantor(s) for any amounts paid by it under this Guaranty.

Guarantor(s) permanently waives and shall not seek to exercise any of the following rights that it may have against the SELLER, any other Guarantor(s), or any collateral provided by SELLER or any other Guarantor(s), for any amounts paid by it, or acts performed by it, under this agreement: (i) subrogation; (ii)reimbursement; (iii)performance; (iv) indemniﬁcation; or (v) contribution. In the event that BUYER must return any amount paid by or on behalf of SELLER or any other Guarantor(s) including but not limited to, a proceeding ﬁled under the United States Bankruptcy Code or any similar law, Guarantor(s)’s obligations under this agreement shall include any such amounts.

Acknowledgment of Purchase. Guarantor(s) acknowledges and agrees that the Purchase Price paid by BUYER to SELLER in exchange for the Purchased Amount of Receipts is a purchase of the Purchased Amount of Receipts and is not intended to be treated as a loan or ﬁnancial accommodation from BUYER to SELLER. Guarantor(s) speciﬁcally acknowledges that BUYER is not a lender, bank or credit card processor, and that BUYER has not oﬀered any loans to SELLER. Guarantor(s) acknowledges the Receipts Purchase Price paid to SELLER is good and valuable consideration for the sale of the Purchased Amount of Receipts.

AKF Inc DBA FundKite © 2023 All Rights Reserved

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor(s) under this Agreement are joint and several.

JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT THEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH PARTY AGREES TO THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

ARBITRATION. IF BUYER, SELLER OR ANY GUARANTOR(S) REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR(S) SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR(S) DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR(S) MAY COMMENCE AN ARBITRATION PROCEEDING WITH MEDIATION AND CIVIL ARBITRATION, INC. D/B/A RAPIDRULING ("RAPID”) OR, IN CASE RAPID IS UNAVAILABLE AS ARBITRATOR AT THE TIME WHEN THE INTENT TO ARBITRATE ARISES, THE PARTIES HERETO MAY COMMENCE AN ARBITRATION PROCEEDING WITH JAMS, FORMERLY KNOWN AS JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”), OR, ALTERNATIVELY, THE PARTY INTENDING TO ARBITRATE A DISPUTE BETWEEN THE PARTIES HERETO MAY SEEK COURT’S APPOINTMENT OF AN ARBITRATOR TO ARBITRATE A DISPUTE BETWEEN THE PARTIES HERETO. BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR(S) FOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR(S) MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR(S) OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR(S) IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY RAPID OR JAMS RULES. SELLER AND THE GUARANTOR(S) AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR(S) MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR(S) AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION DEALING WITH THE PROHIBITION ON CONSOLIDATED, CLASS OR AGGREGATED CLAIMS IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID. THIS AGREEMENT TO ARBITRATE IS GOVERNED BY THE FEDERAL ARBITRATION ACT AND NOT BY ANY STATE LAW REGULATING THE ARBITRATION OF DISPUTES. THIS AGREEMENT IS FINAL AND BINDING EXCEPT TO THE EXTENT THAT AN APPEAL MAY BE MADE UNDER THE FAA. ANY ARBITRATION DECISION RENDERED PURSUANT TO THIS ARBITRATION AGREEMENT MAY BE ENFORCED IN ANY COURT WITH JURISDICTION. THE TERMS “DISPUTES” AND “CLAIMS” SHALL HAVE THE BROADEST POSSIBLE MEANING.

AKF Inc DBA FundKite © 2023 All Rights Reserved

RIGHT TO OPT OUT OF ARBITRATION. SELLER AND GUARANTOR(S) MAY OPT OUT OF THIS ARBITRATION CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR(S) MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR(S) DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR(S) MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN FOURTEEN 14 DAYS AFTER THE DATE OF THIS AGREEMENT:

ARBITRATION OPT OUT,

FundKite, 88 Pine Street, 24th Floor Street New York NY 10005.

SERVICE OF PROCESS. EACH GUARANTOR(S) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES PERSONAL SERVICE OF LEGAL PROCESS AND ANY OBJECTION TO THE ABSENCE OF PERSONAL SERVICE OF PROCESS AND HEREBY AGREES TO ACCEPT SERVICE OF LEGAL PROCESS BY (I) ELECTRONIC MAIL SENT TO GUARANTOR’S EMAIL ADDRESS PROVIDED TO BUYER BY GUARANTOR ("LAST KNOWN EMAIL ADDRESS OF GUARANTOR”), (II) UNITED STATES POSTAL SERVICES CERTIFIED MAIL SENT TO GUARANTOR’S MAILING ADDRESS PROVIDED TO BUYER BY GUARANTOR ("LAST KNOWN ADDRESS OF GUARANTOR”), OR (III) BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. GUARANTOR UNDERSTANDS AND AGREES THAT AN ACTION, LAWSUIT, OR CONTROVERSY MAY BE TAKEN UP AND CONSIDERED BY A COURT WITHOUT ANY FURTHER NOTICE. SERVICE OF PROCESS SHALL BE EFFECTIVE UPON SENDING / MAILING OF SERVICE OF PROCESS BY BUYER ("SERVICE DATE”). GUARANTOR SHALL NOTIFY BUYER OF ANY CHANGE TO ITS LAST KNOWN EMAIL ADDRESS OR ITS LAST KNOWN ADDRESS FOR SERVICE. UNLESS BUYER IS NOTIFIED OF A CHANGE, BUYER’S LAST KNOWN EMAIL ADDRESS OR ITS LAST KNOWN ADDRESS SHALL BE PRESUMED TO BE ACCURATE AND VALID FOR THE PURPOSES OF SERVICE OF PROCESS AND NOTICES. THIS PROVISION SHALL SUPERSEDE ANY NOTICE REQUIREMENTS IN THE CONTRACT WITH RESPECT TO SERVICE OF PROCESS. EACH GUARANTOR(S) WILL HAVE THIRTY (30) CALENDAR DAYS FROM THE SERVICE DATE OF THE SERVICE OF PROCESS HEREUNDER IN WHICH TO RESPOND. FURTHERMORE, EACH GUARANTOR(S) EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

Guarantor(s) Acknowledgement. Guarantor(s) acknowledges that: (i) He/She understands the seriousness of provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

(signature pages to follow)

AKF Inc DBA FundKite © 2023 All Rights Reserved

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “REVENUE PURCHASE AGREEMENT PURCHASE AND SALE OF FUTURE RECEIPTS” AND “TERMS OF ENROLLMENT IN PROGRAM” ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS PERFORMANCE GUARANTY.

Individual Guarantors

Guarantor

Print Name: YUTAKA NIIHARA

Social Security Number:

Driver's License: State Issued:

Signature

AKF Inc DBA FundKite © 2023 All Rights Reserved

Guarantor: EMMAUS LIFE SCIENCES, INC.

By Signature

Print Name of Signor: YUTAKA NIIHARA Its: Owner, (Oﬃcial Position)

Address: 21250 HAWTHORNE BLVD STE 800, TORRANCE, CA 90503

Guarantor: EMI HOLDING, INC.

By Signature

Print Name of Signor: YUTAKA NIIHARA Its: Owner, (Oﬃcial Position) Address: 21250 HAWTHORNE BLVD STE 800, TORRANCE, CA 90503

AKF Inc DBA FundKite © 2023 All Rights Reserved

Aﬃliated Business Guarantors (continued)

Guarantor: NEWFIELD NUTRITION CORPORATION

By Signature

Print Name of Signor: YUTAKA NIIHARA Its: Owner, (Oﬃcial Position) Address: 21250 HAWTHORNE BLVD STE 800 TORRANCE, CA 90503

AKF Inc DBA FundKite © 2023 All Rights Reserved

APPENDIX A: THE FEE STRUCTURE

A.
Service Fees

FUNDKITE FEE - $10,148.00 The Underwriting Fee is deducted from the Purchase Price. ACH Program Fee - $5,074.00 The ACH Program Fee is deducted from the Purchase Price. UCC Fee - $150.00. The UCC Fee is deducted from the Purchase Price.

WIRE FEE - $35.00. The Wire Fee is deducted from the Purchase Price.

B.
NSF Fee - $35.00. The NSF Fee is due each time the BUYER’S debit ACH of the Account is rejected for insuﬃcient funds. And will be debited from the SELLER'S account on the next available business day or added to the balance.

C.
Rejected ACH Fee- $100.00. The Rejected ACH Fee is due if SELLER directs the bank to reject BUYER'S debit ACH, and will be debited from the SELLER’S account on the next available business day or added to the balance.

D.
Default Fee - In case of default, a default fee in the amount of 25% of the total amount of Purchased Receipts outstanding. The Default Fee is due when an Event of Default occurs.

Agreement of Seller EMMAUS MEDICAL, INC.

Agreed to by: Signature

it's CEO (Title)

AKF Inc DBA FundKite © 2023 All Rights Reserved

AUTHORIZATION AGREEMENT

FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

EMMAUS MEDICAL, INC. (“SELLER”) hereby authorizes AKF Inc, DBA FundKite (“FUNDER”) to present automated clearing house (ACH) debits to the following checking account in the amount of fees and other payments due to Funder from Seller under the terms of that Revenue Purchase Agreement (the “Agreement”) dated MARCH 14, 2023 entered into between Seller and FUNDER, as it may be amended, supplemented or replaced from time to time. Seller also authorizes FUNDER to initiate additional entries (debits and credits) to correct any erroneous transfers. In addition, if an Event of Default (as deﬁned in the Agreement) occurs, Seller authorizes FUNDER to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identiﬁcation Number as Seller up to the total amount, including but not limited to, all fees and charges, due to FUNDER from Seller under the terms of the Agreement. Seller agrees to be bound by the Rules and Operating Guidelines of NACHA and represents and warrants that the designated account is established and used primarily for commercial/business purposes, and not for consumer, family or household purposes. Seller authorizes FUNDER to contact Seller’s ﬁnancial institution to obtain available funds information and/or to verify any information Seller has provided about the designated checking account and to correct any missing, erroneous or out-of-date information. Seller understands and agrees that any revocation or attempted revocation of this Authorization will constitute an event of default under the Agreement. In the event that Seller closes the designated checking account, or the designated checking account has insuﬃcient funds for any ACH transaction under this Authorization, Seller authorizes FUNDER to contact Seller’s ﬁnancial institution and obtain information (including account number, routing number and available balance) concerning any other deposit account(s) maintained by Seller with Seller’s ﬁnancial institution, and to initiate ACH transactions under this Authorization to such additional account(s).

Transfer Funds To/From:

Name of Bank

ABA Transit/Routing #:

Checking Account #:

This authorization is to remain in full force and eﬀect until all amounts due to Buyer under the Agreement have been paid in full, in such time and in such manner as to aﬀord Buyer a reasonable opportunity to act on it.

Seller Information:

Seller's Name: EMMAUS MEDICAL, INC.

Contract ID:

Merchant’s Tax ID:

Print Name:

Signature of Authorized Representative:

AKF Inc DBA FundKite © 2023 All Rights Reserved